Exhibit 10.17(v)
FOURTH AMENDMENT TO LOAN AGREEMENT
          THIS FOURTH AMENDMENT TO LOAN AGREEMENT, dated as of November 27, 2006 (this “Amendment”), is among DIEBOLD, INCORPORATED, an Ohio corporation (the “Company”), the SUBSIDIARY BORROWERS (as defined in the Loan Agreement referred to below) (together with the Company, the “Borrowers”), the lenders set forth on the signature pages hereof (the “Lenders”), and JPMORGAN CHASE BANK, N.A., a national banking association, as agent for the Lenders (in such capacity, the “Agent”).
RECITALS
          A. The Borrowers, the Lenders party thereto and the Agent are parties to an Amended and Restated Loan Agreement dated as of April 30, 2003, as amended by a First Amendment to Loan Agreement dated as of April 28, 2004, a Second Amendment to Loan Agreement dated as of April 27, 2005 and a Third Amendment to Loan Agreement dated as of November 16, 2005 (the “Loan Agreement”).
          B. The Borrowers desire to amend the Loan Agreement as set forth herein, and the Agent and the Lenders are willing to do so in accordance with the terms hereof.
TERMS
          In consideration of the premises and of the mutual agreements herein contained, the parties agree as follows:
          ARTICLE I. AMENDMENTS. Upon fulfillment of the conditions set forth in Article III hereof, the Loan Agreement shall be amended as follows:
     1.1 The following definition is added to Section 1.1 in appropriate alphabetical order:
     “Brazilian Reorganization” means the plan of reorganization that the Company intends to implement in connection with its Brazilian Subsidiaries as substantially described in, and materially in accordance with the terms of, the Brazilian Reorganization Certificate.
     “Brazilian Reorganization Certificate” means a certificate of the Company delivered to the Lenders in connection with the Fourth Amendment to this Agreement.
     1.2 Section 6.10 is amended by re-designating clause (iv) thereof as clause (v) and adding the following new clause (iv):
     (iv) The transfers among the Company and its Subsidiaries described in the Brazilian Reorganization Certificate to implement the Brazilian Reorganization.
     1.3 Section 6.11 is amended by re-designating clause (v) thereof as clause (vi) and adding the following new clause (v):
     (v) Investments described in the Brazilian Reorganization Certificate to implement the Brazilian Reorganization, provided that no Default or Unmatured Default exists at the time of such Investment.

     1.4 Section 6.14 is amended by adding the following to the end thereof: “and except for, if no Default or Unmatured Default exists at the time thereof, transactions described in the Brazilian Reorganization Certificate to implement the Brazilian Reorganization”.
     1.5 Section 6.15 is amended by re-designating clause (vii) thereof as clause (viii) and adding the following new clause (vii):
     (vii) Indebtedness arising solely in connection with the Brazilian Reorganization and described in the Brazilian Reorganization Certificate, provided that no Default or Unmatured Default exists at the time such Indebtedness is incurred.
     ARTICLE II. REPRESENTATIONS. Each of the Borrowers represents and warrants to the Agent and the Lenders that:
     2.1 The execution, delivery and performance of this Amendment are within its powers, have been duly authorized by existing board resolutions or other necessary corporate action and are not in contravention of any statute, law or regulation or of any terms of its Articles of Incorporation, Certificate of Incorporation or By-laws or other charter documents, or of any material agreement or undertaking to which it is a party or by which it is bound.
     2.2 This Amendment is the legal, valid and binding obligation of it, enforceable against it in accordance with the terms hereof, except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity.
     2.3 After giving effect to the amendments contained herein, the representations and warranties contained in Article V of the Loan Agreement are true on and as of the date hereof with the same force and effect as if made on and as of the date hereof, except to the extent any such representation or warranty is stated to relate solely to an earlier date, in which case such representation or warranty shall be true and correct on and as of such earlier date.
     2.4 After giving effect to the amendments contained herein, no Default or Unmatured Default exists or has occurred and is continuing on the date hereof.
     ARTICLE III. CONDITIONS OF EFFECTIVENESS. This Amendment shall become effective as of the date hereof when each of the following conditions is satisfied:
     3.1 The Borrowers, the Required Lenders, the Swing Lender and the Agent shall have signed this Amendment.
     3.2 The Lenders shall have received the Brazilian Reorganization Certificate.
     3.3 The Guarantors shall have signed the consent and agreement to this Amendment.

     ARTICLE IV. MISCELLANEOUS.
     4.1 References in the Loan Agreement or in any other Loan Document to the Loan Agreement shall be deemed to be references to the Loan Agreement as amended hereby and as further amended from time to time.
     4.2 Except as expressly amended hereby, each of the Borrowers agrees that the Loan Agreement and the other Loan Documents are ratified and confirmed, as amended hereby, and shall remain in full force and effect in accordance with their terms and that they are not aware of any set off, counterclaim, defense or other claim or dispute with respect to any of the foregoing. Terms used but not defined herein shall have the respective meanings ascribed thereto in the Loan Agreement. This Amendment may be signed upon any number of counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument, and telecopied signatures shall be effective as originals.
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     IN WITNESS WHEREOF, the Borrowers, the Lenders and the Agent have executed this Amendment as of the date first above written.

DIEBOLD, INCORPORATED

By:	/s/ Kevin J. Krakora

Print Name:	Kevin J. Krakora

Title:	Executive Vice President and Chief Financial Officer

DIEBOLD INTERNATIONAL LIMITED, as a Subsidiary Borrower
DIEBOLD SELF-SERVICE SOLUTIONS LIMITED LIABILITY COMPANY, as a Subsidiary Borrower DIEBOLD AUSTRALIA PTY LTD, as a Subsidiary Borrower

By:	/s/ Kevin Krakora

Print Name:	Kevin Krakora

Title:	Executive Vice President and Chief Financial Officer

JPMORGAN CHASE BANK, N.A., as Agent and as a Lender

By:	/s/ Steven P. Sullivan

Print Name:	Steven P. Sullivan

Title:	Vice President

KEYBANK NATIONAL ASSOCIATION, as a
Co-Syndication Agent and as a Lender

By:	/s/ Thomas J. Purcell

Print Name:	Thomas J. Purcell

Title:	Senior Vice President

NATIONAL CITY BANK, as a Co-Syndication Agent
and as a Lender

By:	/s/ Matthew J. Gausman

Print Name:	Matthew J. Gausman

Title:	Assistant Vice President

BANK OF AMERICA, N.A., as a Documentation Agent
and as a Lender

By:	/s/ Irene Bertozzi Bartenstein

Print Name:	Irene Bertozzi Bartenstein

Title:	Principal

PNC BANK, NATIONAL ASSOCIATION, as a
Documentation Agent and as a Lender

By:	/s/ Joseph G. Moran

Print Name:	Joseph G. Moran

Title:	Managing Director

THE BANK OF NEW YORK, as a Managing Agent
and as a Lender

By:	/s/ Kenneth R. McDonnell

Print Name:	Kenneth R. McDonnell

Title:	Vice President

U.S. BANK, N.A.

By:

Print Name:

Title:

THE BANK OF TOKYO-MITSUBISHI, LTD.

By:	/s/ Tsuguyuki Umene

Print Name:	Tsuguyuki Umene

Title:	Deputy General Manager

HSBC BANK USA, N.A.

By:	/s/ Bruce Wicks

Print Name:	Bruce Wicks

Title:	First Vice President

ABN AMRO BANK N.V.

By:	/s/ Larry D. Richman

Print Name:	Larry D. Richman

Title:	President Commercial Banking

By:	/s/ Roy D. Hasbrook

Print Name:	Roy D. Hasbrook

Title:	Senior Vice President

THE GOVERNOR AND COMPANY OF THE
BANK OF IRELAND

By:	/s/ Anne Marie Delaney

Print Name:	Anne Marie Delaney

Title:	Associate

CONSENT AND AGREEMENT
     As of the date and year first above written, each of the undersigned hereby:
     (a) fully consents to the terms and provisions of the above Amendment and the consummation of the transactions contemplated thereby;
     (b) agrees that the Guaranty to which it is a party and each other Loan Document to which it is a party are hereby ratified and confirmed and shall remain in full force and effect, acknowledges and agrees that it has no setoff, counterclaim, defense or other claim or dispute with respect the Guaranty to which it is a party and each other Loan Document to which it is a party; and
     (c) represents and warrants to the Agent and the Lenders that the execution, delivery and performance of this Consent and Agreement are within its powers, have been duly authorized and are not in contravention of any statute, law or regulation or of any terms of its organizational documents or of any material agreement or undertaking to which it is a party or by which it is bound, and this Consent and Agreement is the legal, valid and binding obligations of it, enforceable against it in accordance with the terms hereof and thereof. Terms used but not defined herein shall have the respective meanings ascribed thereto in the Loan Agreement.

DIEBOLD INVESTMENT COMPANY
DIEBOLD FINANCE COMPANY, INC.

By:	/s/ Jeffrey K. Simpson

Print Name:	Jeffrey K. Simpson

Their:	President and Assistant Secretary

DIEBOLD HOLDING COMPANY, INC.
DIEBOLD ELECTION SYSTEMS, INC.

By:	/s/ Warren W. Dettinger

Print Name:	Warren W. Dettinger

Their:	Vice President and Secretary

DIEBOLD GLOBAL FINANCE CORPORATION
DIEBOLD SST HOLDING COMPANY, INC.
DIEBOLD SELF-SERVICE SYSTEMS
DIEBOLD CHINA SECURITY HOLDING COMPANY, INC.
DIEBOLD LATIN AMERICA HOLDING COMPANY, INC.
DIEBOLD SOUTHEAST MANUFACTURING, INC.
DIEBOLD MIDWEST MANUFACTURING, INC.
DIEBOLD AUSTRALIA HOLDING COMPANY, INC.

By:	/s/ Warren W. Dettinger

Print Name:	Warren W. Dettinger

Their:	Vice President and Secretary